                                                                    EXHIBIT 99.5

                  CONSENT OF MO SIEGEL TO BECOME A DIRECTOR OF
                            THE HAIN FOOD GROUP, INC.

                  I hereby consent to the reference to my election as a director of The Hain Food Group, Inc. in the Prospectus/Proxy Statement constituting part of Hain's Registration Statement on Form S-4.

                                                              /s/ Mo Siegel
                                                              ------------------
                                                              Mo Siegel

March 24, 2000